SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K/A
                             (AMENDMENT NO. 1)

                              CURRENT REPORT

              Pursuant to Section 13 or Section 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 6, 1996
                                                         -----------


                            Sola International Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



                                 Delaware
              ----------------------------------------------
              (State or other jurisdication of incorporation)



              1-13606                           94-3189941
      ------------------------      ---------------------------------
      (Commission File Number)      (IRS Employer Identification No.)


       2420 Sand Hill Road, Suite 200, Menlo Park, California  94025
       -------------------------------------------------------------
        (Address of principal executive offices, including zip code)


    Registrant's telephone number, including area code: (415) 324-6868
                                                        --------------

ITEM 5.   OTHER EVENTS

     Sola International Inc., a Delaware corporation (the "Company"), has entered into a Purchase Agreement (the "Purchase Agreement") dated as of May 6, 1996, between the Company and American Optical Corporation ("AOC") providing for the acquisition of substantially all of AOC's worldwide ophthalmic business for cash consideration of $107,000,000 (together with the assumption of certain liabilities), subject to post closing adjustments.

     The foregoing description of the terms and provisions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, filed as Exhibit 2 to this Report on Form 8-K/A and is hereby incorporated by reference.

     The Company issued a press release on May 6, 1996, announcing the execution of the Purchase Agreement. The press release is incorporated by reference to Exhibit 99.1 to this Report on Form 8-K/A.

     This Report on Form 8-K/A also provides certain historical combined financial information for the Worldwide Ophthalmic Group of American Optical Corporation and certain pro forma financial information regarding Sola International Inc. This information is included in Exhibits 99.2 and 99.3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:
               --------------------

          The following audited combined financial statements of the Worldwide Ophthalmic Group of American Optical Corporation, together with the report thereon of Ernst & Young LLP, independent auditors, appear as Exhibit 99.2 to this Report and are incorporated herein by reference:

          Combined Balance Sheets as of March 29, 1996 and March
          31, 1995

          Combined Statements of Income and Group Control for the years ended March 29, 1996 and March 31, 1995

          Combined Statements of Cash Flows for the years ended
          March 29, 1996 and March 31, 1995

          Notes to Combined Financial Statements

          (b)  Pro Forma Financial Information:
               -------------------------------

          The following unaudited pro forma condensed combined financial information appears as Exhibit 99.3 to this report and is incorporated herein by reference:

          Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1996

          Notes to Unaudited Pro Forma Condensed Combined Balance
          Sheet

          Unaudited Pro Forma Condensed Combined Statement of
          Operations for the fiscal year ended March 31, 1996

          Notes to Unaudited Pro Forma Condensed Combined
          Statement of Operations

          (c)  Exhibits:
               --------

          See the Exhibits Index following the signature page of this Report, which is incorporated herein by reference.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Sola International Inc.


Date:  June 17, 1996          By:      /s/ Ian S. Gillies
                                   ------------------------
                                   Ian S. Gillies
                                   Vice President, Finance,
                                   Chief Financial Officer,
                                   Secretary and Treasurer

                          SOLA INTERNATIONAL INC.

                               EXHIBIT INDEX

                                    to

                         FORM 8-K/A CURRENT REPORT

                        Date of Report: May 6, 1996


Exhibit
- -------
Number                            Description
- ------                            -----------

2* Purchase Agreement between Sola International Inc. and American Optical Corporation, dated as of May 6, 1996.

23               Consent of Ernst & Young LLP, independent auditors

99.1*            Press Release issued on behalf of Sola International Inc.

99.2 The following audited combined financial statements of the Worldwide Ophthalmic Group of American Optical Corporation, together with the report thereon of Ernst & Young LLP, independent auditors:

                   Combined Balance Sheets as of March 29, 1996
                   and March 31, 1995

                   Combined Statements of Income and Group Control for the years ended March 29, 1996 and March 31, 1995

                   Combined Statements of Cash Flows for the
                   years ended March 29, 1996 and March 31,
                   1995

                   Notes to Combined Financial Statements

99.3 The following unaudited pro forma condensed combined financial information:

                   Unaudited Pro Forma Condensed Combined
                   Balance Sheet as of March 31, 1996

                   Notes to Unaudited Pro Forma Condensed
                   Combined Balance Sheet

                   Unaudited Pro Forma Condensed Combined
                   Statement of Operations for the fiscal
                   year ended March 31, 1996

                   Notes to Unaudited Pro Forma Condensed
                   Combined Statement of Operations

*  Previously filed